UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07318

Pioneer Series Trust VIII

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end: November 30, 2022

Date of reporting period: December 1, 2021 through May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer International Equity Fund

Semiannual Report | May 31, 2022

A: PIIFX	C: PCITX	Y: INVYX

visit us: www.amundi.com/us

Pioneer International Equity Fund | Semiannual Report | 5/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment. Volatility in the fixed-income markets has remained high and we have seen negative returns for most asset classes. Meanwhile, equity markets, both domestic and global, have experienced significant underperformance over the first several months of the year. Concerns over global supply chain issues, rising inflation, the enactment of less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

In our view, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer International Equity Fund | Semiannual Report | 5/31/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

July 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 3

Portfolio Management Discussion | 5/31/22

In the following interview, Marco Pirondini discusses the market environment for international equities and the factors that influenced the Fund’s performance during the six-month period ended May 31, 2022. Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Brian Chen, a senior vice president and a portfolio manager at Amundi US, and Jeff Sacknowitz, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended May 31, 2022?
A	Pioneer International Equity Fund’s Class A shares returned -5.00% at net asset value during the six-month period ended May 31, 2022, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) NR Index (the MSCI Index)[1] returned -6.80%. During the same six-month period, the average return for the 773 mutual funds in Morningstar’s Foreign Large Blend Funds category was -7.50%.
Q	How would you characterize the investment environment for international equities during the six-month period ended May 31, 2022?
A	Over the six-month period, international equity markets encountered an increasingly complex environment defined by high inflation and geopolitical tensions. Inflation rose sharply due to rising commodity prices, component and supply-chain issues, food shortages, and renewed COVID-19-related lockdowns in China. Russia’s invasion of Ukraine in February exacerbated inflationary pressures and also weighed on investor sentiment.
[1]	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Central banks, led by the US Federal Reserve (Fed) and the Bank of England, began tightening monetary policy through interest-rate increases in an attempt to address the persistently high levels of inflation. Those actions led to worries among market participants about slower economic growth, and whether or not central banks could cool inflation without tipping their economies into recession. The European Central Bank (ECB) faced more complex challenges than other central banks, given the fallout from the Russia-Ukraine conflict and uneven financial conditions across different countries. Meanwhile, the Bank of Japan maintained its dovish monetary policies to help support Japan’s economy, as the country continued to grapple with the negative effects of the pandemic.

International markets experienced a divergence of performance across sectors and styles during the six-month period. Rising commodity prices drove the strong performance of the energy and materials sectors. Conversely, the performance of companies in the consumer discretionary and industrials sectors declined in response to the revenue- and margin-dampening effects of supply-chain disruptions and rising input costs. The information technology sector also struggled during the period, as growth stocks with high price-to-earnings (P/E) multiples underperformed value stocks, due to higher interest rates and increased costs of capital. (Cost of capital represents a calculation of the minimum return a company would need to justify a capital-budgeting project, such as building a new factory.)

At the regional level, European equities held up best, returning -6.23% for the period. Japanese and emerging markets equities posted returns of -11.79% and -10.11%, respectively, while international equities, as measured by the Fund’s benchmark, the MSCI EAFE Index (-6.80%), outperformed US equities, as measured by the Standard & Poor’s 500 Index (-8.85%), for the six-month period.

Q	Despite a negative overall return in a difficult environment, the Fund did manage to outperform its benchmark during the six-month period ended May 31, 2022. Which of your investment strategies or individual portfolio holdings contributed to that result?
A	Stock selection results were the primary factor in the Fund’s benchmark-relative outperformance during the six-month period.

At the individual security level, positions that were key contributors to the Fund’s positive benchmark-relative returns for the period included Teck Resources, Hensoldt, and Shell. Teck Resources is a diversified global mining company headquartered in Canada. The stock benefited from rising commodity prices, including strong pricing for copper. We believe

Pioneer International Equity Fund | Semiannual Report | 5/31/22 5

the company is in a good position to significantly increase copper production later this year, due to the expansion of one of its mines, located in Chile. We continue to have an upbeat outlook for the stock, given Teck’s strong fundamentals as well as our view that commodity prices could remain high for the foreseeable future. Hensoldt develops technologies and other security electronics for the defense and aerospace industries. The stock rallied strongly following the German government’s announcement that it was increasing defense spending in light of Russia’s invasion of Ukraine. Hensoldt has a strong order backlog and a huge product pipeline that bodes well for future revenues, in our view. Finally, Shell, a large integrated oil-and-gas producer, saw its share price rise during the period, due to an imbalance in supply/demand dynamics. Since the beginning of the Ukraine war, Russia has been selling less oil as a result of sanctions imposed by the European Union, United States, and other major economies. As global supplies have declined, there has been little spare global capacity to compensate for the drop in Russian oil available on the market. Given its global operations, Shell has been in a good position to help meet that demand. The combination of falling supply and rising prices has been a boon for oil companies, like Shell. Crude oil prices climbed from $70 a barrel to over $140 a barrel during the six-month reporting period. Given this windfall, Shell has been retiring its debt, paying dividends*, and engaging in share buybacks.

We remain constructive on oil companies, given tight supply and low inventories. Shell, along with other oil companies, has been hesitant to increase drilling after decommissioning rigs and laying off workers during the pandemic, when demand dropped precipitously. Rather, the company has been in the process of transitioning to renewables and other technologies, which we think bodes well for its longer-term growth potential.

With regard to asset allocation, the Fund’s overweight position in financials versus the benchmark MSCI EAFE Index, along with underweights to health care and utilities, augmented benchmark-relative performance over the six-month period.

Q	Which strategies or individual portfolio holdings detracted from the Fund’s benchmark-relative performance results during the six-month period ended May 31, 2022?
A	Individual portfolio positions that detracted from the Fund’s benchmark-relative returns during the six-month period included Rosneft Oil, Hoya, and Merck.
*	Dividends are not guaranteed.

6 Pioneer International Equity Fund | Semiannual Report | 5/31/22

The Fund’s modest exposure to Russia, including shares of Rosneft Oil, generally detracted from relative results over the period, as Russian stocks sold off amid increased geopolitical tensions. Rosneft’s share price cratered over the period as investors perceived that the sanctions imposed on Russia could have a significant negative effect on both the company’s business and valuation. While the Russian markets are open, we were unable to trade during the period, due to government prohibitions. We continue to monitor the situation and are currently reevaluating the risk/reward profiles for Rosneft and other companies in the region, in light of the geopolitical situation. Hoya, a Japanese manufacturer of eyeglass lenses and high-tech products, including photomasks used in the manufacturing of semiconductor chips, was another detractor from the Fund’s relative performance for the six-month period. Hoya’s share price declined due in part to the rotation of the market towards more value-oriented stocks. We have retained the Fund’s position, given the strength of Hoya’s various business lines and what we view as its sustainable competitive advantages. We also feel Hoya’s valuation has remained attractive. Finally, a portfolio position in Merck KGaA also weighed on the Fund’s benchmark-relative performance. This German multinational science and technology company focuses on products and technologies that are key to manufacturing novel therapies, vaccines, and diagnostics. The Fund had held a significant overweight position in the stock versus the MSCI EAFE Index during 2021, but we have trimmed the weighting as 2022 has progressed. That decision proved fortuitous given investors’ aversion to growth stocks in the second half of the period, but exposure to the stock still had a negative effect on the Fund’s relative results for the full six-month period. We have retained a smaller portfolio position in Merck, given our view that the company could continue to experience positive growth from its specialized medicines. We are especially upbeat about Merck’s lateral-flow membrane product line. The membrane technology is used in rapid diagnostic testing for rare diseases, and is a key component in rare antigen tests, such as those used for the detection of the COVID-19 virus.

With regard to asset allocation, the biggest detractors from the Fund’s benchmark-relative performance over the six-month period were investments in Russia, as noted earlier.

Q	Did the Fund have any exposure to derivatives during the six-month period ended May 31, 2022?
A	The Fund had limited exposure to over-the-counter (OTC) call options during the six-month period, which had a negligible effect on relative performance.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 7

Q	What is your outlook, and how is the Fund positioned heading into the second half of its fiscal year?
A	With inflation a significant headwind and with interest rates apparently set to continue increasing in the short-term, we believe companies will face a tougher earnings environment in the coming months. The consumer has also begun to feel the squeeze from higher prices on a range of goods, including food and gas. In this environment, we have been favoring investments in companies that we feel have pricing power, and those that could potentially pass along their increased input costs to consumers. Many such companies have cyclical exposure to the economy, and therefore could be in a position to benefit from the trends toward higher inflation and interest rates. On the other hand, we have been avoiding investing the portfolio in companies that we believe have at-risk balance sheets or earnings.

From a regional perspective, as of period-end, the Fund’s largest allocation is in northeast Asia, led by Japan and Korea, given the valuation discounts we have seen in those markets. Asia, along with the United States, has felt the ripple effects of the Russia/Ukraine conflict to a lesser degree than Europe. We are more cautious about Europe, given its past energy and trade dependence on Russia, and the challenges ahead, as countries in the region forge alternative trading partnerships. In addition to finding new sources of energy, European nations are in the process of shifting government-spending priorities toward defense, just as they transition away from pandemic-era stimulus spending. Given our concerns, we have reduced the Fund’s exposure to Europe, and the portfolio carries an underweight position relative to the MSCI EAFE Index.

During the period, higher levels of COVID-19 cases in China led to government lockdowns and slowing economic growth, which had a dampening effect on overall global growth. We are watching the situation closely, as China’s reopening could increase demand for energy and elevate prices further.

The portfolio continues to have a tilt towards value stocks versus growth stocks, but we have remained selective in order to avoid the Fund’s having too much cyclical exposure. With respect to sector positioning, the Fund has a bias toward global reflation and normalization of interest rates, with benchmark-relative overweights in financials (banks and insurers), materials (emphasis on copper exposure), and energy. Within energy, we have focused on natural gas companies, which we think could see increased demand as Europe transitions away from Russian oil. Relative to the MSCI EAFE Index, the Fund is underweight to the interest-rate-sensitive real estate sector, and to industrials, given higher input

8 Pioneer International Equity Fund | Semiannual Report | 5/31/22

costs and supply-chain disruptions affecting companies in the latter sector. We have also limited the portfolio’s exposure to shares of consumer discretionary companies, which could feel the effects of consumers’ reduced spending power.

With global economic growth slowing, we anticipate continuing to seek out stocks of resilient companies that we believe have been unfairly penalized during market sell-offs.

Please refer to the Schedule of Investments on pages 17–22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 9

Portfolio Summary | 5/31/22

10 Largest Holdings
(As a percentage of total investments)*
1.	KB Financial Group, Inc.	4.52%
2.	Mitsubishi UFJ Financial Group, Inc.	3.67
3.	Deutsche Telekom AG	3.35
4.	Zurich Insurance Group AG	2.88
5.	Stellantis NV	2.82
6.	ABN AMRO Bank NV (144A)	2.67
7.	Euronext NV (144A)	2.67
8.	RELX Plc	2.63
9.	Samsung Electronics Co., Ltd.	2.61
10.	Sony Group Corp.	2.61

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Prices and Distributions | 5/31/22

Net Asset Value per Share

Class	5/31/22	11/30/21
A	$22.75	$24.49
C	$19.14	$20.61
Y	$22.78	$24.58

Distributions per Share: 12/1/21–5/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.5717	$ —	$ —
C	$0.4046	$ —	$ —
Y	$0.6883	$ —	$ —

Index Definition

The MSCI EAFE NR Index is an unmanaged, commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 11

Performance Update | 5/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer International Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.

Average Annual Total Returns
(As of May 31, 2022)
	Net	Public	MSCI
	Asset	Offering	EAFE
	Value	Price	NR
Period	(NAV)	(POP)	Index
10 Years	7.05%	6.42%	7.15%
5 Years	4.58	3.35	4.17
1 Year	-8.95	-14.18	-10.38

Expense Ratio
(Per prospectus dated April 1, 2022)
Gross	Net
1.40%	1.15%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Performance Update | 5/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.

Average Annual Total Returns
(As of May 31, 2022)
			MSCI
			EAFE
	If	If	NR
Period	Held	Redeemed	Index
10 Years	6.13%	6.13%	7.15%
5 Years	3.74	3.74	4.17
1 Year	-9.67	-10.45	-10.38

Expense Ratio
(Per prospectus dated April 1, 2022)
Gross
2.15%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 13

Performance Update | 5/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.

Average Annual Total Returns
(As of May 31, 2022)
	Net	MSCI
	Asset	EAFE
	Value	NR
Period	(NAV)	Index
10 Years	7.49%	7.15%
5 Years	5.03	4.17
1 Year	-8.55	-10.38

Expense Ratio
(Per prospectus dated April 1, 2022)
Gross	Net
0.92%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on actual returns from December 1, 2021 through May 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 12/1/21
Ending Account	$950.00	$946.30	$952.00
Value (after expenses)
on 5/31/22
Expenses Paid	$5.59	$9.17	$3.41
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.89%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Pioneer International Equity Fund | Semiannual Report | 5/31/22 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2021 through May 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 12/1/21
Ending Account	$1,019.20	$1,015.51	$1,021.44
Value (after expenses)
on 5/31/22
Expenses Paid	$5.79	$9.50	$3.53
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.89%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Schedule of Investments | 5/31/22

(unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 99.2%
COMMON STOCKS — 96.6% of Net Assets
Aerospace & Defense — 1.9%
104,309	Hensoldt AG	$ 2,542,135
	Total Aerospace & Defense	$ 2,542,135
Airlines — 0.6%
56,896(a)	JET2 Plc	$ 839,285
	Total Airlines	$ 839,285
Automobiles — 5.2%
241,156	Stellantis NV	$ 3,614,511
188,900	Subaru Corp.	3,256,333
	Total Automobiles	$ 6,870,844
Banks — 16.2%
292,188	ABN AMRO Bank NV (144A)	$ 3,426,099
328,053	Grupo Financiero Banorte S.A.B de CV, Class O	2,126,789
118,438	KB Financial Group, Inc.	5,791,413
830,500	Mitsubishi UFJ Financial Group, Inc.	4,699,964
1,027,189	NatWest Group Plc	2,957,926
207,672	UniCredit S.p.A.	2,435,733
	Total Banks	$ 21,437,924
Beverages — 0.9%
34,200	Asahi Group Holdings, Ltd.	$ 1,149,660
	Total Beverages	$ 1,149,660
Capital Markets — 2.6%
39,515	Euronext NV (144A)	$ 3,422,387
	Total Capital Markets	$ 3,422,387
Chemicals — 1.2%
11,912	International Flavors & Fragrances, Inc.	$ 1,574,409
	Total Chemicals	$ 1,574,409
Construction Materials — 2.3%
75,060	CRH Plc	$ 3,101,150
	Total Construction Materials	$ 3,101,150
Containers & Packaging — 0.9%
29,616	Smurfit Kappa Group Plc	$ 1,201,926
	Total Containers & Packaging	$ 1,201,926
Diversified Telecommunication Services — 3.2%
208,869	Deutsche Telekom AG	$ 4,288,050
	Total Diversified Telecommunication Services	$ 4,288,050

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 17

Schedule of Investments | 5/31/22

(unaudited) (continued)

Shares		Value
Electrical Equipment — 2.6%
83,200	Mitsubishi Electric Corp.	$ 912,090
18,650	Schneider Electric SE	2,590,748
	Total Electrical Equipment	$ 3,502,838
Electronic Equipment, Instruments &
Components — 1.1%
39,361	National Instruments Corp.	$ 1,390,230
Total Electronic Equipment, Instruments &
	Components	$ 1,390,230
Food & Staples Retailing — 2.0%
21,796+^	Magnit PJSC	$ 80,584
60,400	Seven & i Holdings Co., Ltd.	2,533,908
	Total Food & Staples Retailing	$ 2,614,492
Food Products — 2.2%
133,101	Associated British Foods Plc	$ 2,904,798
	Total Food Products	$ 2,904,798
Health Care Equipment & Supplies — 1.9%
24,000	Hoya Corp.	$ 2,561,862
	Total Health Care Equipment & Supplies	$ 2,561,862
Health Care Providers & Services — 1.2%
27,841	Cardinal Health, Inc.	$ 1,568,005
	Total Health Care Providers & Services	$ 1,568,005
Household Durables — 4.1%
184,710	Ariston Holding NV	$ 2,034,678
35,500	Sony Group Corp.	3,339,950
	Total Household Durables	$ 5,374,628
Household Products — 2.4%
41,175	Reckitt Benckiser Group Plc	$ 3,186,461
	Total Household Products	$ 3,186,461
Industrial Conglomerates — 2.8%
11,233	Siemens AG	$ 1,476,496
48,900	Toshiba Corp.	2,192,730
	Total Industrial Conglomerates	$ 3,669,226
Insurance — 4.2%
304,500	Ping An Insurance Group Co. of China, Ltd., Class H	$ 1,931,657
8,056	Zurich Insurance Group AG	3,689,766
	Total Insurance	$ 5,621,423
Internet & Direct Marketing Retail — 1.5%
168,000(a)	Alibaba Group Holding, Ltd.	$ 2,025,072
	Total Internet & Direct Marketing Retail	$ 2,025,072

The accompanying notes are an integral part of these financial statements.

18 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Shares		Value
IT Services — 3.0%
32,175(a)	Amadeus IT Group S.A.	$ 2,001,949
14,504	International Business Machines Corp.	2,013,735
	Total IT Services	$ 4,015,684
Life Sciences Tools & Services — 1.5%
3,249	Lonza Group AG	$ 1,959,216
	Total Life Sciences Tools & Services	$ 1,959,216
Media — 1.4%
443,502	Atresmedia Corp. de Medios de Comunicacion S.A.	$ 1,858,108
	Total Media	$ 1,858,108
Metals & Mining — 4.1%
132,100	Barrick Gold Corp.	$ 2,706,021
65,712	Teck Resources, Ltd., Class B	2,729,677
	Total Metals & Mining	$ 5,435,698
Multi-Utilities — 1.8%
53,651	RWE AG	$ 2,363,925
	Total Multi-Utilities	$ 2,363,925
Oil, Gas & Consumable Fuels — 6.3%
36,215	Occidental Petroleum Corp.	$ 2,510,062
71,888(a)	Range Resources Corp.	2,440,597
396,947+^	Rosneft Oil Co. PJSC	119,242
55,809	Shell Plc (A.D.R.)	3,305,009
	Total Oil, Gas & Consumable Fuels	$ 8,374,910
Pharmaceuticals — 4.3%
15,200	Eisai Co., Ltd.	$ 623,910
9,807	Merck KGaA	1,842,934
62,019	Pfizer, Inc.	3,289,488
	Total Pharmaceuticals	$ 5,756,332
Professional Services — 2.6%
117,570	RELX Plc	$ 3,374,314
	Total Professional Services	$ 3,374,314
Semiconductors & Semiconductor Equipment — 5.6%
21,602(a)	Advanced Micro Devices, Inc.	$ 2,200,380
48,166	Infineon Technologies AG	1,496,525
90,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,725,764
48,300	Ulvac, Inc.	2,054,592
	Total Semiconductors & Semiconductor Equipment	$ 7,477,261
Technology Hardware, Storage & Peripherals — 2.5%
61,414	Samsung Electronics Co., Ltd.	$ 3,344,418
	Total Technology Hardware, Storage & Peripherals	$ 3,344,418

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 19

Schedule of Investments | 5/31/22

(unaudited) (continued)

Shares		Value
Textiles, Apparel & Luxury Goods — 1.2%
2,488	LVMH Moet Hennessy Louis Vuitton SE	$ 1,600,022
	Total Textiles, Apparel & Luxury Goods	$ 1,600,022
Trading Companies & Distributors — 1.3%
35,320(a)	AerCap Holdings NV	$ 1,746,221
	Total Trading Companies & Distributors	$ 1,746,221
TOTAL COMMON STOCKS
	(Cost $117,469,484)	$128,152,914
SHORT TERM INVESTMENTS — 2.6% of Net Assets
Open-End Fund — 2.6%
3,485,003(b)	Dreyfus Government Cash Management, Institutional
	Shares, 0.70%	$ 3,485,003
$ 3,485,003
TOTAL SHORT TERM INVESTMENTS
	(Cost $3,485,003)	$ 3,485,003
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.2%
	(Cost $120,954,487)	$131,637,917

Number of			Strike		Expiration
Contracts	Description	Counterparty	Amount	Price	Date
OVER THE COUNTER (OTC) CALL
OPTION WRITTEN — (0.0%)†
24	Teck	Citigroup	USD 3,750	USD 43.00	6/17/22	$ (2,856)
	Resources,	Global
	Ltd.	Markets, Ltd.
TOTAL OVER THE COUNTER (OTC) CALL OPTION WRITTEN
	(Premiums received $(3,750))				$ (2,856)
	OTHER ASSETS AND LIABILITIES — 0.8%				$ 1,093,357
	NET ASSETS — 100.0%				$132,728,418
(A.D.R.)	American Depositary Receipts.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2022, the value of these securities amounted to $6,848,486, or 5.2% of net assets.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at May 31, 2022.
+	Security that used significant unobservable inputs to determine its value.
†	Amount rounds to less than 0.1%.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).

The accompanying notes are an integral part of these financial statements.

20 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:

Japan	18.2%
United States	13.3%
United Kingdom	12.9%
Germany	10.9%
Netherlands	8.2%
South Korea	7.1%
Ireland	4.7%
Switzerland	4.4%
Canada	4.2%
Italy	3.5%
France	3.3%
China	3.1%
Spain	3.0%
Mexico	1.7%
Taiwan	1.3%
Other (individually less than 1%)	0.2%
100.0%

Purchases and sales of securities (excluding short-term investments) for the six months ended May 31, 2022, aggregated $42,973,379 and $48,427,416, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended May 31, 2022, the Fund did not engage in any cross trade activity.

At May 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $121,450,030 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 21,403,627
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(11,215,740)
Net unrealized appreciation	$ 10,187,887

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 21

Schedule of Investments | 5/31/22

(unaudited) (continued)

The following is a summary of the inputs used as of May 31, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$ 2,126,789	$19,311,135	$ —	$ 21,437,924
Chemicals	1,574,409	—	—	1,574,409
Electronic Equipment,
Instruments & Components	1,390,230	—	—	1,390,230
Food & Staples Retailing	—	2,533,908	80,584	2,614,492
Health Care Providers & Services	1,568,005	—	—	1,568,005
IT Services	2,013,735	2,001,949	—	4,015,684
Metals & Mining	5,435,698	—	—	5,435,698
Oil, Gas & Consumable Fuels	8,255,668	—	119,242	8,374,910
Pharmaceuticals	3,289,488	2,466,844	—	5,756,332
Semiconductors &
Semiconductor Equipment	2,200,380	5,276,881	—	7,477,261
Trading Companies &
Distributors	1,746,221	—	—	1,746,221
All Other Common Stocks	—	66,761,748	—	66,761,748
Open-End Fund	3,485,003	—	—	3,485,003
Total Investments in Securities	$33,085,626	$98,352,465	$199,826	$131,637,917

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Over The Counter (OTC)
Call Option Written	$ —	$ (2,856)	$ —	$ (2,856)
Total Other Financial Instruments	$ —	$ (2,856)	$ —	$ (2,856)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Common
Stocks
Balance as of 11/30/21	$ —
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(1)	(4,521,017)
Accrued discounts/premiums	—
Purchases	—
Sales	—
Transfers in to Level 3*	4,720,843
Transfers out of Level 3*	—
Balance as of 5/31/22	$ 199,826

(1)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the six months ended May 31, 2022, securities with aggregate market value of $4,720,841 were transferred from Level 2 to Level 3, due to valuing the securities using significant unobservable inputs. There were no other transfers in or out of Level 3 during the period.
Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at May 31, 2022:	$(4,521,017)

The accompanying notes are an integral part of these financial statements.

22 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Statement of Assets and Liabilities | 5/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $120,954,487)	$131,637,917
Cash	40,533
Foreign currencies, at value (cost $545,554)	544,956
Receivables —
Investment securities sold	28,176
Fund shares sold	75,171
Dividends	1,220,492
Interest	1,706
Due from the Adviser	6,214
Other assets	52,645
Total assets	$133,607,810
LIABILITIES:
Payables —
Investment securities purchased	$ 567,284
Fund shares repurchased	124,344
Trustees’ fees	1,247
Professional fees	20,654
Transfer agent fees	34,500
Registration fees	45,993
Shareowner fees	22,823
Written options outstanding (net premiums received $3,750)	2,856
Due to affiliates	22,650
Accrued expenses	37,041
Total liabilities	$ 879,392
NET ASSETS:
Paid-in capital	$116,945,278
Distributable earnings	15,783,140
Net assets	$132,728,418
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $70,208,227/3,085,991 shares)	$ 22.75
Class C (based on $4,207,925/219,812 shares)	$ 19.14
Class Y (based on $58,312,266/2,559,617 shares)	$ 22.78
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $22.75 net asset value per share/100%-5.75%
maximum sales charge)	$ 24.14

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 23

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 5/31/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $344,073)	$ 2,601,290
Interest from unaffiliated issuers	3,741
Total Investment Income		$ 2,605,031
EXPENSES:
Management fees	$ 477,261
Administrative expenses	36,218
Transfer agent fees
Class A	45,808
Class C	2,646
Class Y	4,117
Distribution fees
Class A	93,275
Class C	22,319
Shareowner communications expense	29,341
Custodian fees	18,954
Registration fees	34,752
Professional fees	32,046
Printing expense	24,824
Trustees' fees	4,147
Insurance expense	243
Miscellaneous	12,846
Total expenses		$ 838,797
Less fees waived and expenses reimbursed by the Adviser		(130,249)
Net expenses		$ 708,548
Net investment income		$ 1,896,483
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 4,393,866
Other assets and liabilities denominated in foreign currencies	(35,487)	$ 4,358,379
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(14,304,986)
Written options	894
Other assets and liabilities denominated in foreign currencies	(43,303)	$(14,347,395)
Net realized and unrealized gain (loss) on investments		$ (9,989,016)
Net decrease in net assets resulting from operations		$ (8,092,533)

The accompanying notes are an integral part of these financial statements.

24 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Statement of Changes in Net Assets

	Six Months
	Ended
	5/31/22	Year Ended
	(unaudited)	11/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 1,896,483	$ 3,255,735
Net realized gain (loss) on investments	4,358,379	21,663,915
Change in net unrealized appreciation (depreciation)
on investments	(14,347,395)	(5,838,692)
Net increase (decrease) in net assets resulting
from operations	$ (8,092,533)	$ 19,080,958
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.57 and $2.82 per share, respectively)	$ (1,783,133)	$ (7,966,954)
Class C ($0.40 and $2.77 per share, respectively)	(90,707)	(543,754)
Class Y ($0.69 and $2.91 per share, respectively)	(1,889,513)	(7,132,498)
Total distributions to shareowners	$ (3,763,353)	$ (15,643,206)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 23,594,665	$ 10,891,655
Reinvestment of distributions	3,686,910	15,361,271
Cost of shares repurchased	(30,554,767)	(19,323,210)
Net increase (decrease) in net assets resulting
from Fund share transactions	$ (3,273,192)	$ 6,929,716
Net increase (decrease) in net assets	$ (15,129,078)	$ 10,367,468
NET ASSETS:
Beginning of period	$147,857,496	$137,490,028
End of period	$132,728,418	$147,857,496

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 25

Statement of Changes in Net Assets

(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	5/31/22	5/31/22	Ended	Ended
	Shares	Amount	11/30/21	11/30/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	70,040	$ 1,671,610	251,415	$ 6,790,829
Reinvestment of distributions	68,527	1,730,936	312,722	7,736,864
Less shares repurchased	(181,202)	(4,332,604)	(429,053)	(11,734,144)
Net increase (decrease)	(42,635)	$ (930,058)	135,084	$ 2,793,549
Class C
Shares sold	16,496	$ 336,419	39,121	$ 912,596
Reinvestment of distributions	4,256	90,707	26,131	543,754
Less shares repurchased	(23,023)	(465,528)	(93,745)	(2,153,443)
Net decrease	(2,271)	$ (38,402)	(28,493)	$ (697,093)
Class Y
Shares sold	935,097	$ 21,586,636	116,068	$ 3,188,230
Reinvestment of distributions	73,872	1,865,267	284,986	7,080,653
Less shares repurchased	(1,160,442)	(25,756,635)	(201,845)	(5,435,623)
Net increase (decrease)	(151,473)	$ (2,304,732)	199,209	$ 4,833,260

The accompanying notes are an integral part of these financial statements.

26 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	5/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Class A
Net asset value, beginning of period	$ 24.49	$ 24.00	$ 22.38	$ 20.97	$ 24.72	$ 19.45
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.28	$ 0.54	$ 0.19	$ 0.35	$ 0.37	$ 0.24
Net realized and unrealized gain (loss) on investments	(1.45)	2.77	1.85	1.63	(2.90)	5.21
Net increase (decrease) from investment operations	$ (1.17)	$ 3.31	$ 2.04	$ 1.98	$ (2.53)	$ 5.45
Distributions to shareowners:
Net investment income	$ (0.57)	$ (0.05)	$ (0.42)	$ (0.50)	$ (0.45)	$ (0.18)
Net realized gain	—	(2.77)	—	(0.07)	(0.77)	—
Total distributions	$ (0.57)	$ (2.82)	$ (0.42)	$ (0.57)	$ (1.22)	$ (0.18)
Net increase (decrease) in net asset value	$ (1.74)	$ 0.49	$ 1.62	$ 1.41	$ (3.75)	$ 5.27
Net asset value, end of period	$ 22.75	$ 24.49	$ 24.00	$ 22.38	$ 20.97	$ 24.72
Total return (b)	(5.00)%(c)	13.66%	9.23%	9.85%	(10.46)%	28.24%
Ratio of net expenses to average net assets	1.15%(d)	1.15%	1.15%	1.15%	1.23%	1.38%
Ratio of net investment income (loss) to average net assets	2.38%(d)	1.96%	0.92%	1.68%	1.53%	1.09%
Portfolio turnover rate	31%(c)	62%	66%	28%	41%	36%
Net assets, end of period (in thousands)	$70,208	$76,634	$71,855	$72,979	$71,885	$80,688
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.32%(d)	1.40%	1.51%	1.50%	1.54%	1.59%
Net investment income (loss) to average net assets	2.21%(d)	1.71%	0.56%	1.33%	1.22%	0.88%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 27

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	5/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Class C
Net asset value, beginning of period	$ 20.61	$20.70	$19.35	$18.09	$ 21.52	$ 16.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.16	$ 0.28	$ 0.02	$ 0.16	$ 0.15	$ 0.04
Net realized and unrealized gain (loss) on investments	(1.23)	2.40	1.58	1.41	(2.53)	4.55
Net increase (decrease) from investment operations	$ (1.07)	$ 2.68	$ 1.60	$ 1.57	$ (2.38)	$ 4.59
Distributions to shareowners:
Net investment income	$ (0.40)	$ —	$ (0.25)	$ (0.24)	$ (0.28)	$ (0.02)
Net realized gain	—	(2.77)	—	(0.07)	(0.77)	—
Total distributions	$ (0.40)	$ (2.77)	$ (0.25)	$ (0.31)	$ (1.05)	$ (0.02)
Net increase (decrease) in net asset value	$ (1.47)	$ (0.09)	$ 1.35	$ 1.26	$ (3.34)	$ 4.57
Net asset value, end of period	$ 19.14	$20.61	$20.70	$19.35	$ 18.09	$ 21.52
Total return (b)	(5.37)%(c)	12.79%	8.32%	8.93%	(11.22)%	27.09%
Ratio of net expenses to average net assets	1.89%(d)	1.94%	1.97%	1.99%	2.09%	2.26%
Ratio of net investment income (loss) to average net assets	1.62%(d)	1.18%	0.10%	0.87%	0.73%	0.22%
Portfolio turnover rate	31%(c)	62%	66%	28%	41%	36%
Net assets, end of period (in thousands)	$ 4,208	$4,578	$5,188	$5,614	$ 6,565	$11,072
Ratios with no waiver of fees and assumption of expenses by the
Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.06%(d)	2.15%	2.22%	2.21%	2.27%	2.32%
Net investment income (loss) to average net assets	1.45%(d)	0.97%	(0.15)%	0.65%	0.55%	0.16%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer International Equity Fund | Semiannual Report | 5/31/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	5/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Class Y
Net asset value, beginning of period	$ 24.58	$ 24.06	$ 22.44	$ 21.03	$ 24.79	$ 19.50
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.34	$ 0.66	$ 0.29	$ 0.44	$ 0.46	$ 0.33
Net realized and unrealized gain (loss) on investments	(1.45)	2.77	1.85	1.63	(2.91)	5.21
Net increase (decrease) from investment operations	$ (1.11)	$ 3.43	$ 2.14	$ 2.07	$ (2.45)	$ 5.54
Distributions to shareowners:
Net investment income	$ (0.69)	$ (0.14)	$ (0.52)	$ (0.59)	$ (0.54)	$ (0.25)
Net realized gain	—	(2.77)	—	(0.07)	(0.77)	—
Total distributions	$ (0.69)	$ (2.91)	$ (0.52)	$ (0.66)	$ (1.31)	$ (0.25)
Net increase (decrease) in net asset value	$ (1.80)	$ 0.52	$ 1.62	$ 1.41	$ (3.76)	$ 5.29
Net asset value, end of period	$ 22.78	$ 24.58	$ 24.06	$ 22.44	$ 21.03	$ 24.79
Total return (b)	(4.80)%(c)	14.19%	9.69%	10.37%	(10.15)%	28.76%
Ratio of net expenses to average net assets	0.70%(d)	0.70%	0.70%	0.70%	0.87%	0.99%
Ratio of net investment income (loss) to average net assets	2.87%(d)	2.40%	1.39%	2.14%	1.91%	1.48%
Portfolio turnover rate	31%(c)	62%	66%	28%	41%	36%
Net assets, end of period (in thousands)	$58,312	$66,646	$60,447	$55,156	$58,647	$93,627
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.89%(d)	0.92%	0.96%	0.93%	1.06%	1.06%
Net investment income (loss) to average net assets	2.68%(d)	2.18%	1.13%	1.91%	1.72%	1.41%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 29

Notes to Financial Statements | 5/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer International Equity Fund (the “Fund”) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K had not commenced operations as of May 31, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

30 Pioneer International Equity Fund | Semiannual Report | 5/31/22

through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 31

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At May 31, 2022, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry broker valuation model) representing 0.15% of net assets. The value of these fair valued securities was $199,826.

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

32 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

Pioneer International Equity Fund | Semiannual Report | 5/31/22 33

purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$ 499,095
Long-term capital gains	15,144,111
Total	$15,643,206

The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 3,435,640
Net unrealized appreciation	24,488,045
Qualified late year loss deferral	(284,659)
Total	$27,639,026

The differences between book-basis and tax-basis net unrealized appreciation are attributable to the tax deferral of losses on wash sales.

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $3,644 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2022.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

34 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

G.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 35

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters.

36 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom withdrew from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

To the extent that the Fund invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, including but not limited to issuers organized or located in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro, the Fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, an unstable financial sector, substantial government deficits, and natural and environmental disasters. To the extent the Fund invests from time to time in issuers organized or located in China, the Fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in China. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments, which may limit the securities in which the Fund may invest, and require the Fund to sell certain investments.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans

Pioneer International Equity Fund | Semiannual Report | 5/31/22 37

and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H.	Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether

38 Pioneer International Equity Fund | Semiannual Report | 5/31/22

the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the six months ended May 31, 2022, was $952. Open written options contracts at May 31, 2022, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. The fee is accrued daily and paid monthly. For the six months ended May 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.15%, 2.15% and 0.70%, of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations will be in effect through April 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended May 31, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $19,084 in management fees, administrative costs and certain other reimbursements payable to the Adviser at May 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended May 31, 2022, the Fund paid $4,147 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At May 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,247.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 39

4. Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended May 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$27,767
Class C	1,574
Class Y	—
Total	$29,341

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $3,566 in distribution fees payable to the Distributor at May 31, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended May 31, 2022, CDSCs in the amount of $145 were paid to the Distributor.

40 Pioneer International Equity Fund | Semiannual Report | 5/31/22

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2022, the Fund had no borrowings under the credit facility.

7. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

Pioneer International Equity Fund | Semiannual Report | 5/31/22 41

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral.” Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of May 31, 2022.

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Assets (b)
Citigroup
Global
Markets, Ltd.	$ —	$ —	$ —	$ —	$ —
Total	$ —	$ —	$ —	$ —	$ —

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (b)
Citigroup
Global
Markets, Ltd.	$2,856	$ —	$ —	$ —	$2,856
Total	$2,856	$ —	$ —	$ —	$2,856

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount payable to the counterparty in the event of default.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

42 Pioneer International Equity Fund | Semiannual Report | 5/31/22

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at May 31, 2022, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Call options written	$ —	$ —	$ —	$(2,856)	$ —
Total Value	$ —	$ —	$ —	$(2,856)	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2022 was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Change in Net
Unrealized
Appreciation
(Depreciation) on
Options written	$ —	$ —	$ —	$894	$ —
Total Value	$ —	$ —	$ —	$894	$ —

Pioneer International Equity Fund | Semiannual Report | 5/31/22 43

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

44 Pioneer International Equity Fund | Semiannual Report | 5/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19390-16-0722

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VIII

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date August 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date August 2, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date August 2, 2022

* Print the name and title of each signing officer under his or her signature.